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September 8, 1999


VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Peoples Benefit Life Insurance Company Separate Account II -
     Pacer Choice Variable Annuity
     File No.33-7033, 811-4734, CIK 796535
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Peoples Benefit Life Insurance Company Separate Account II, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Variable Insurance Products Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 27, 1999, Variable Insurance Products Fund filed its semi-annual report with the Commission via EDGAR (CIK:
356494). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,


/s/ Gregory E. Miller-Breetz


Gregory E. Miller-Breetz
Assistant General Counsel